UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21943

Cantor Opportunistic Alternatives Fund, LLC

(Exact name of registrant as specified in charter)

110 E. 59th Street, New York, NY 10022

(Address of principal executive offices) (Zip code)

John Trammell

110 E. 59th Street, New York, NY 10022

(Name and address of agent for service)

212-585-1600

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Item 1.     Reports to Stockholders.

CANTOR OPPORTUNISTIC

ALTERNATIVES FUND, LLC

Annual Report

March 31, 2012

Cantor Opportunistic Alternatives Fund, LLC

Shareholder Letter

March 31, 2012

Dear Fellow Investors,

The Cantor Opportunistic Alternatives Fund, LLC (the “Fund”) returned –1.3% in the 2012 fiscal year. The MSCI World index returned –2.4% from April 1, 2011 to March 31, 2012. Over the same period, the S&P 500 and Russell 2000 indices returned +5.4% and –2.4%, respectively.

Over the last twelve months, we made the fund more concentrated with respect to manager count. This move afforded us the opportunity to expand our exposure to the highest conviction managers while maintaining a liquid and balanced portfolio. By the completion of this exercise our largest allocations remained in the long/short equity space followed by event driven/credit. Short-oriented remains a low weight sector as we continue to see challenging conditions here on a going forward basis.

The Fund’s top contributor was a concentrated small cap long/short equity fund who benefited from the realization of numerous catalysts in the portfolio’s underlying top holdings. Other top contributors included a long/short equity manager who generated consistent, strong returns on the back of companies with stable cash flows and good visibility; and a market neutral technology manager who produced additional alpha via successful shorter duration trading of positions.

The Fund’s largest detractor came in the form of an aggressive long/short manager whose performance was negatively impacted by the combination of long mining names coupled with short consumer companies. Other mentionable negative contribution came in the form of a long/short technology manager that was hurt via their exposure to the semiconductor space; and a less liquid event driven manager whose names sold off with a larger beta in recent market downmoves.

As of March 31, 2012, the Fund was approximately 78% gross invested across 13 funds, down from 25 one year ago. Geographically, the majority of the Fund was exposed to North American markets with the remainder allocated across European as well as other global markets.

We thank our investors for their continued loyalty, as we strive to provide rewarding risk-adjusted long-term returns.

Sincerely,

John Trammell

President

Cantor Opportunistic Alternatives Fund, LLC

Investment Strategy Allocation

As of March 31, 2012 (Unaudited)

(Expressed as a Percentage of Total Long-Term Fair Value)

Cantor Opportunistic Alternatives Fund, LLC

Schedule of Investments March 31, 2012

	Shares	Cost	Fair Value (in US Dollars)	Frequency of Redemptions
INVESTMENTS IN NON U.S. INVESTMENT COMPANIES — 69.86%(a)(e)
Fixed Income Arbitrage — 30.78%(a)
GS Gamma Investments, Ltd. (Cayman Islands)	3,610.769	$3,690,000	$4,653,566	Quarterly

Long Short Equity — General — 39.08%(a)
Pelham Long/Short Fund Ltd — Class A (Bermuda)	14,303.772	1,727,440	1,904,869	Monthly
Sprott Offshore Fund, Ltd. (Cayman Islands)	2,344.526	1,206,707	1,178,612	Monthly
Zebedee Focus Fund Limited (Cayman Islands)	17,365.576	1,983,847	2,823,253	Monthly

		4,917,994	5,906,734

TOTAL INVESTMENTS IN NON U.S. INVESTMENT COMPANIES		8,607,994	10,560,300

INVESTMENTS IN U.S. INVESTMENT COMPANIES — 110.01%(a)(e)
Dedicated Short Bias — Short Equity — 3.55%(a)
Dialectic Antithesis Partners, LP		573,140	535,662	Quarterly

Event Driven — Distressed — 15.18%(a)
Stone Lion Fund L.P.		1,435,200	1,649,805	Quarterly
Xaraf Capital, LP		711,816	644,987	Quarterly

		2,147,016	2,294,792

Long Short Equity — General — 21.71%(a)
Absolute Partners Fund, LLC		977,844	956,478	Monthly
Lafitte Fund I LP		1,665,467	2,281,593	Quarterly
Oak Street Capital Fund, L.P.		40,745	43,580	Quarterly

		2,684,056	3,281,651

Long Short Equity — Sector — 69.57%(a)
CCI Technology Partners, L.P.(b)		2,771,004	3,148,358	Quarterly
Echo Street Capital Partners, LP(c)		2,772,674	3,223,897	Quarterly
Shannon River Partners II LP — Class A		3,165,000	4,143,691	Quarterly

		8,708,678	10,515,946

The accompanying Notes to Financial Statements are an integral part of these statements.

Cantor Opportunistic Alternatives Fund, LLC

Schedule of Investments March 31, 2012 — (continued)

	Shares	Cost	Fair Value (in US Dollars)	Frequency of Redemptions
TOTAL INVESTMENTS IN U.S. INVESTMENT COMPANIES		14,112,890	$16,628,051

SHORT TERM INVESTMENT — 57.15%(a)
State Street Institutional Investment Trust — Class I, 0.00%(d)	8,637,712	8,637,712	8,637,712

TOTAL SHORT TERM INVESTMENTS		8,637,712	8,637,712

TOTAL INVESTMENTS — 237.02%(a)		$31,358,596	35,826,063
Liabilities in Excess of Other Assets — (137.02)%(a)			(20,711,127)

TOTAL NET ASSETS — 100.00%(a)			$15,114,936

Footnotes

[a]

Percentages are stated as a percent of net assets. Note that the net assets of the Company at March 31, 2012 are inclusive of shareholder redemptions for March 31, but the proceeds from redeemed Portfolio Funds used to satisfy such shareholder redemptions are not recorded on the Company financials until April 1, 2012. Thus, the percentages shown on this table are at a significantly higher level than they would ordinarily be throughout the fiscal year.

[b]	Fair value of $1,306,607 is subject to 12-month lockup period by CCI Technology Partners, L.P. Lockups relating to $852,135, and $454,472 expire in April, 2012, and July, 2012, respectively.
[c]	Fair value of $348,822 is subject to 12-month lockup period by Echo Street Capital Partners, LP which expires in July, 2012.
[d]	Rate indicated is the current yield as of March 31, 2012.
[e]	Investments in investment companies are generally non-income producing.

The accompanying Notes to Financial Statements are an integral part of these statements.

Cantor Opportunistic Alternatives Fund, LLC

Statement of Assets & Liabilities

March 31, 2012

(in US Dollars)
Assets
Investments, at fair value (cost $31,358,596)	$35,826,063
Cash	7,226
Receivable for investments sold	5,306,834
Other assets	20,917

Total Assets	41,161,040

Liabilities
Investment advisory fee payable	143,771
Redemptions payable	25,706,513
Administration fee payable	17,500
Accrued expenses and other liabilities	178,320

Total Liabilities	26,046,104

Net Assets	$15,114,936

Net Assets Consist of:
Paid in capital	$18,008,667
Accumulated net investment loss	(2,301,650)
Accumulated net realized loss on investments sold	(5,059,548)
Net unrealized appreciation on investments	4,467,467

Net Assets	$15,114,936

Net Asset Value, 163,499 shares outstanding	$92.45

The accompanying Notes to Financial Statements are an integral part of these statements.

Cantor Opportunistic Alternatives Fund, LLC

Statement of Operations

For the Year Ended March 31, 2012

(in US Dollars)
Investment Income
Interest income	$353

Total Investment Income	353

Expenses
Investment advisory fees (Note 4)	556,044
Legal fees	323,342
Audit and tax return fees	122,750
Directors’ fees	75,208
Administration fees	70,000
Portfolio accounting and transfer agent fees	50,000
Custody fees	43,733
Registration fees	18,317
Printing and postage	11,986
Commitment fee on line of credit	24,870
Miscellaneous	34,140

Total Expenses	1,330,390

Net Investment Loss	(1,330,037)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on sale of Portfolio Funds	2,036,693
Net change in unrealized depreciation on investments	(2,059,538)

Net Loss from Investments	(22,845)

Net Decrease in Net Assets Resulting from Operations	$(1,352,882)

The accompanying Notes to Financial Statements are an integral part of these statements.

Cantor Opportunistic Alternatives Fund, LLC

Statement of Changes in Net Assets

	Year ended March 31, 2012 (in US Dollars)	Year ended March 31, 2011 (in US Dollars)
Change in Net Assets Resulting from Operations
Net investment loss	$(1,330,037)	$(1,276,479)
Net realized gain on sale of investments	2,036,693	3,323,278
Net change in unrealized (depreciation) appreciation on investments	(2,059,538)	1,584,865

Net (Decrease) Increase in Net Assets Resulting from Operations	(1,352,882)	3,631,664

Dividends Paid to Shareholders
Distributions from net investment income	(906,533)	—

Decrease in Net Assets from Dividends Paid to Shareholders	(906,533)	—

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold	6,601,323	32,475,677
Payments for shares redeemed	(58,567,958)	(30,174,229)
Issuance of 9,968 common shares from reinvestment of distributions to shareholders	906,533	—

Net (Decrease) Increase in Net Assets Resulting from Capital Transactions	(51,060,102)	2,301,448

Net (Decrease) Increase in Net Assets	$(53,319,517)	$5,933,112

Net Assets, Beginning of Period	$68,434,453	$62,501,341

Net Assets, End of Period (163,499 and 719,822 shares outstanding, respectively)	$15,114,936	$68,434,453

Accumulated Net Investment Loss	$(2,301,650)	$(1,666,441)

The accompanying Notes to Financial Statements are an integral part of these statements.

Cantor Opportunistic Alternatives Fund, LLC

Statement of Cash Flows

For the Year Ended March 31, 2012

(in US Dollars)
Cash Flows from Operating Activities
Investment income received	$485
Purchases of investment companies and limited partnerships	(2,800,000)
Sales of investment companies and limited partnerships	36,926,109
Sales of short term investments, net	1,868,043
Expenses paid	(1,383,568)

Net Cash Provided by Operating Activities	34,611,069

Cash Flows from Financing Activities
Proceeds from subscriptions	6,140,323
Distributions for redemptions	(40,745,649)

Net Cash Used in Financing Activities	(34,605,326)

Net Increase in Cash	5,743
Cash — Beginning of Period	1,483

Cash — End of Period	$7,226

Reconciliation of Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(1,352,882)
Net realized gain on investments	(2,036,693)
Net change in unrealized depreciation on investments	2,059,538
Net increase in other assets	(20,917)
Net decrease in investment advisory and management fees payable	(37,959)
Net decrease in accrued expenses and other liabilities	5,698
Net decrease in interest receivable	132
Purchases of investment companies and limited partnerships	(2,800,000)
Sales of investment companies and limited partnerships	36,926,109
Sales of short term investments, net	1,868,043

Net Cash Provided by Operating Activities	34,611,069

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of Redemptions payable of $25,706,513 at March 31, 2012.

Reinvestment of dividends of $906,533 during the year ended March 31, 2012.

Capital subscriptions received in advance at March 31, 2011 of $461,000.

The accompanying Notes to Financial Statements are an integral part of these statements.

Cantor Opportunistic Alternatives Fund, LLC

Financial Highlights

	Year ended March 31, 2012 (in US Dollars)	Year ended March 31, 2011 (in US Dollars)	Year ended March 31, 2010 (in US Dollars)	Year ended March 31, 2009 (in US Dollars)	Period from August 1, 2007(1) through March 31, 2008 (in US Dollars)
Per Share Operating Performance
Beginning net asset value	$95.07	$90.71	$81.43	$97.26	$100.00
Income (Loss) From Investment Operations
Net investment loss(2)	(2.44)	(1.69)	(1.74)	(1.27)	(0.62)
Net gain (loss) from investments in Portfolio Funds	1.23	6.05	11.02	(14.45)	(1.94)

Total Income (Loss) from Investment Operations	(1.21)	4.36	9.28	(15.72)	(2.56)

Dividends Paid to Shareholders
Distributions from net investment income	(1.41)	—	—	—	—
Distributions from net realized gains	—	—	—	(0.11)	(0.18)

Total Distributions	(1.41)	—	—	(0.11)	(0.18)

Ending net asset value	$92.45	$95.07	$90.71	$81.43	$97.26

Total return(3)	(1.27)%	4.80%	11.40%	(16.16)%	(2.56	)%(4)
Supplemental Data and Ratios
Net assets, end of period	$15,114,936	$68,434,453	$62,501,341	$53,724,006	$58,584,129
Ratio of expenses to weighted average net assets(5)	2.63%	1.86%	2.04%	1.70%	2.07	%(5)
Ratio of net investment loss to weighted average net assets(6)	(2.63)%	(1.85)%	(2.01)%	(1.43)%	(0.94	)%(5)
Portfolio turnover rate	7.17%	50.58%	24.83%	19.81%	5.47	%(4)

(1)	Commencement of operations.

(2)	Calculated using average shares outstanding method.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

(6)	Ratios do not reflect the Fund’s proportionate share of the income and expenses of the Portfolio Funds.

The accompanying Notes to Financial Statements are an integral part of these statements.

Cantor Opportunistic Alternatives Fund, LLC

Notes to Financial Statements

March 31, 2012 (expressed in US Dollars)

1.	Organization

Cantor Opportunistic Alternatives Fund, LLC (formerly Cadogan Opportunistic Alternatives Fund, LLC) (the “Company” and/or “Fund”) is a limited liability company organized under the laws of the state of Delaware. The Company is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a closed-end, non-diversified management investment company. The investment objective of the Company is to achieve capital appreciation with moderate volatility principally through a balanced portfolio of interests in alternative investment vehicles and separately managed accounts (“Portfolio Funds”). The Company commenced operations on August 1, 2007.

The Company was formed to principally invest in Portfolio Funds which invest, reinvest and trade in securities and other financial instruments.

On November 9, 2011, the Fund’s Board of Directors (“the Board”) approved Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”), a registered investment adviser with the Securities and Exchange Commission, as interim investment adviser to the Company. Cantor Fitzgerald Investment Advisors, L.P., began serving as the Fund’s interim investment adviser on December 2, 2011. At meetings held on December 2, 2011 and March 7, 2012, the Board also approved a new advisory contract with the Adviser pending approval by the Company’s shareholders. On April 24, 2012 the Fund’s shareholders voted to approve Cantor Fitzgerald Investment Advisors, L.P. as the Fund’s new investment adviser, and as a result Cantor Fitzgerald Investment Advisors, L.P. and the Fund, as of that date entered into this new advisory contract, which has an initial two year term. Cadogan Management, LLC (the “Former Adviser”) served as the previous investment advisor to the Company.

2.	Significant Accounting Policies

The Company prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. Following are the significant accounting policies adopted by the Company:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investments in Portfolio Funds

In accordance with the terms of the Company’s Prospectus, the investments in the Portfolio Funds are recorded at their fair value. The net asset value represents the amount the Company would have received at March 31, 2012, if it had liquidated its investments in the Portfolio Funds.

The Company has the ability to liquidate its investments periodically, ranging from monthly to annually, depending on the provisions of the respective Portfolio Fund agreements. Generally, the General Partners and/or Investment Managers of the Portfolio Funds can suspend redemptions.

Portfolio Funds generally incur annual management fees ranging from 1% to 2% of a Portfolio Fund’s net assets. The Portfolio Funds also generally receive performance allocations of up to 20% of their net profits as defined by the respective Portfolio Fund agreements.

The Portfolio Funds in which the Company has investments utilize a variety of financial instruments in their trading strategies including equity and debt securities, options, futures, and swap contracts. Several of these financial instruments contain varying degrees of off-balance sheet risk, whereby changes in fair value of the securities underlying the financial instruments may be in excess of the amounts recorded on each of the Portfolio Fund’s balance sheets. In addition, the Portfolio Funds may sell securities short whereby a liability is created to repurchase the security at prevailing prices. Such Portfolio Funds’ ultimate obligations to satisfy the sale of securities sold short may exceed the amount recognized on their balance sheets. However, due to the nature of the Company’s interest in the Portfolio Funds, such risks are limited to the Company’s invested amount in each investee.

Two Portfolio Funds remained subject to lock-up periods expiring in one to four months from March 31, 2012. The fair value of investments subject to lock-up amounted to $1,655,429.

C. Investment Valuation

The Company primarily invests in private Portfolio Funds that are not listed on a securities exchange. Prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund. Although procedures approved by the Board provide that the Adviser will review the valuations provided by the Portfolio Funds’ managers, neither the Adviser nor the Board will be able to confirm independently the complete accuracy of valuations provided by the Portfolio Funds’ managers.

The Company’s valuation procedures require the Adviser to consider all relevant information available at the time the Company values its portfolio. The Adviser and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Fund manager does not represent the fair value of the Company’s interests in that Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to holders representing the price at which, even in the absence of redemption activity, a Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Company would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. For example, when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Portfolio Fund interests, the Company may determine that it is appropriate to apply such a discount. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The Adviser assesses the accuracy of each Portfolio Fund’s reported monthly net asset value using various means. These may include comparing a reported valuation with one or more strategy-specific benchmarks that the Adviser believes correlate with the strategy of the Portfolio Fund; discussing the performance of the Portfolio Fund with the manager’s personnel; or reviewing and analyzing the Portfolio Fund’s audited financial statements.

The valuations reported by the Portfolio Funds’ managers, upon which the Company calculates its month-end net asset value and net asset value per share may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by those Portfolio Funds’ independent public accountants, during their respective fiscal year end, and may be revised as a result of such audits. Other adjustments may occur from time to time. To the extent these adjustments materially impact the Company’s net asset value, management will appropriately adjust participants’ transactions to ensure they are not materially harmed.

The procedures approved by the Board provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Portfolio Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Company is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Company’s investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board, determines in good faith best reflects approximate fair value. The Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair and consistent with applicable regulatory guidelines.

D. Security Transactions and Investment Income

Security transactions (including investments in Portfolio Funds) are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a first-in, first-out cost basis. Interest income is recognized on the accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from the Company’s investments in Portfolio Funds generally are comprised of ordinary income, capital gains and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received which are typically based on historical information available from each Portfolio Fund. These estimates may subsequently be revised based on information received from the Portfolio Funds after their tax reporting periods are concluded, as the actual character of these distributions is sometimes not known until after the fiscal year-end of the Company. Unrealized appreciation or depreciation on investments includes net investment income, expenses, and gains and losses (realized and unrealized) in Portfolio Funds.

E. Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less from the date of purchase.

F. Fair Value

The Company’s assets and liabilities which qualify as financial instruments under U.S. generally accepted accounting principles are recorded at fair value in the statement of assets and liabilities.

G. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The character of dividends to shareholders made during the year may differ from their ultimate characterization for federal income tax purposes. The Company will distribute substantially all of its net investment income and all of its capital gains to shareholders at least annually. The character of distributions made during the year from net investment income or net realized gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. When appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The reclassifications have no effect on net assets or net asset value per share.

The components of distributions paid during the year ended March 31, 2012 was as follows:

Ordinary Income Distributions	$906,533
Long-Term Capital Gains Distributions	—

Total Distributions Paid	$906,533

The Company did not pay any distributions to shareholders during the year ended March 31, 2011.

H. Reclassification of Capital Accounts

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2012, the following table shows the reclassifications made:

Paid in Capital	Accumulated Net Investment Gain	Accumulated Net Realized Loss on Investments Sold
$(530,449)	$1,601,361	$(1,070,912)

I. Expenses

The Company is charged for those expenses that are directly attributable to it, such as, but not limited to, advisory and custody fees. All expenses are recognized on an accrual basis of accounting. See Note 4 for advisory, incentive, administration and custodian fees.

J. Income Taxes

The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund has not recognized in these financial statements any interest or penalties related to income taxes. As of March 31, 2012, open Federal tax years include the tax year end December 31, 2009, 2010, and 2011.

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to the tax treatment of partnerships. The following information is provided on a tax basis as of March 31, 2012:

Cost of investments	$34,877,572

Unrealized appreciation	$1,117,590
Unrealized depreciation	(169,099)

Net unrealized appreciation (depreciation)	$948,491

Undistributed ordinary income	$—
Undistributed long-term capital gains	—

Total distributable earnings	$—

Other accumulated gains (losses)	$(3,889,184)

Total accumulated gains (losses)	$(2,940,693)

At March 31, 2012, the Company deferred, on a tax-basis, post-October losses of $3,691,096.

At March 31, 2012, a capital loss carryforward of $198,088 is available to offset future realized gains. This loss expires March 31, 2018. During the year ending March 31, 2012, the Company used capital loss carryforwards of $4,113,445 to offset its capital gains.

K. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

L. Recent Tax Pronouncements

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulations.

3.	Investment Transactions

For the year ended March 31, 2012, the Company purchased (at cost) and sold interests in Portfolio Funds (proceeds) on a trade date basis in the amount of $3,550,000 and $40,113,222 (excluding short-term securities), respectively.

4.	Advisory and Incentive Fees, Administration Fees and Custodian Fees

Effective December 2, 2011 the Company entered into an interim Investment Advisory Agreement with Cantor Fitzgerald Investment Advisors, L.P. Prior to this date the Company was party to an Investment Advisory Agreement with Cadogan Management, LLC. Under the terms of both agreements, the Company pays the investment adviser a fee equal to an annual rate of 1% of the Company’s total monthly net assets, in exchange for the investment advisory services provided. Above and beyond this management fee, the investment adviser is entitled to an incentive fee equal to an annual rate of 5% of the Company’s total net profits, subject to reduction for prior losses that have not been previously offset against net profits. The Company’s new advisory agreement with Cantor Fitzgerald Investment Advisors, L.P. effective April 24, 2012, has this same fee structure.

The reduction for prior losses not previously offset by subsequent profits establishes what is typically referred to as a “high water mark”. The incentive fee will be accrued monthly and is generally payable annually. No incentive fee will be accrued or payable for any period unless losses from prior periods have been recovered by the Company. The Adviser is under no obligation to repay any incentive fee previously paid by the Company to the Adviser, notwithstanding subsequent losses, but will reverse certain accruals as described in the paragraph below.

As to the monthly incentive fee accruals, the Company will calculate a liability for the incentive fee each month based on the Company’s performance. The Company’s net asset value will be reduced or increased each month to reflect this calculation, with an increase resulting only from an offset of prior accruals. If the Company is in a net loss situation or has not recovered losses from prior periods (i.e., has not regained its high water mark), there will be no accrual or offset of prior accruals and no incentive fee will be paid. If the situation arises, the Company will keep track of its high water mark or “cumulative loss” on a monthly basis. In effect, the Company’s net asset value will be decreased by these accruals during periods of net profits, while net asset value will be increased by any offsets of previously accrued incentive fees resulting from subsequent losses.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.085% of the first $200,000,000 of the Company’s total monthly net assets, 0.065% on the next $200,000,000 of the Company’s total monthly net assets and 0.055% on the balance of the Company’s total monthly net assets with a minimum annual fee of $70,000.

U.S. Bancorp Fund Services, LLC serves as the Company’s fund accountants. The Company pays the fund accountants a monthly fee computed at an annual rate of 0.02% of the first $400,000,000 of the Company’s total monthly net assets and 0.01% on the balance of the Company’s total monthly net assets with a minimum annual fee of $30,000.

U.S. Bancorp Fund Services, LLC serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan. The Company pays the transfer agent a monthly fee computed at an annual rate of 0.015% of the Company’s total monthly net assets with a minimum annual fee of $20,000.

State Street Bank and Trust Company serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.025% on the first $500,000,000 of the Company’s portfolio assets, 0.020% on the next $500,000,000 of the Company’s portfolio assets, 0.015% on the next $500,000,000 of the Company’s portfolio assets, 0.010% on the next $500,000,000 of the Company’s portfolio assets, and 0.005% on the balance of the Company’s portfolio assets with a minimum annual fee of $36,000.

5.	Directors and Officers

The Company’s Board has overall responsibility for monitoring and overseeing the investment program of the Company and its management and operations. A listing of the Board members is on the back cover of this report. The Independent Directors are each paid an annual retainer of $15,000 and a fee per meeting of the Board of $1,250 for each regular meeting and $500 for each telephonic meeting, plus reasonable out-of-pocket expenses. Directors are reimbursed by the Company for their travel expenses related to Board meetings.

Certain officers of the Company are affiliated with the Adviser and the Administrator. Such officers receive no compensation from the Company for serving in their respective roles. The Board has appointed a Chief Compliance Officer to the Company in accordance with federal securities regulations.

6.	Shareholder Transactions

No shareholder will have the right to require the Company to redeem shares, although the Company may from time to time repurchase shares as of the last day of a calendar quarter pursuant to written tenders by shareholders, which written tenders must be received by the Company by the 25th calendar day of the second month prior to that containing the date as of which the shares are to be repurchased (approximately 65 days prior to the repurchase date). Whether repurchases will be made during any given quarter will be determined by the Board in its sole discretion. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendations of the Adviser. The Adviser expects that it will generally recommend to the Board that the Company offer to repurchase shares on the last business day of each calendar quarter. Notwithstanding the foregoing, the Company will not repurchase any shares, or any portion of them, that have been held by the tendering shareholder for less than one year. Dividends and capital gain distributions (“Distributions”) will automatically be reinvested in additional shares of the Fund at the Company’s net asset value on the record date thereof unless a shareholder has elected to receive distributions in cash. The minimum initial investment required is $25,000. At March 31, 2012, $25,706,513 investor redemptions were payable.

The Company is permitted to issue an unlimited number of shares. Par value of all shares is $0.00001. The Company had 163,499 shares outstanding at March 31, 2012. The Company has issued 69,697 and 9,968 shares through shareholder subscriptions and dividend reinvestments, respectively, and redeemed 635,988 shares during the year ended March 31, 2012.

7.	Risk Factors

Because of the limitation on rights of redemption and the fact that the Shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Adviser may invest the Company’s assets in Portfolio Funds that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Company is highly illiquid and involves a substantial degree of risk. Portfolio Funds are riskier than liquid securities because the Portfolio Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Portfolio Funds may cause investors to incur losses because of an inability to withdraw their investments from the Company during or following periods of negative performance. Although the Company may offer to repurchase shares from time to time, there can be no assurance such offers will be made with any regularity. The Company invests primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, that may involve significant risks. These Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Company’s net asset value. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Company, risks relating to compensation arrangements and risks related to limited liquidity of the shares. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to one year from initial investment.

8.	Fair Value of Financial Instruments

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2012:

	Fair Value Measurements at Reporting Date Using
Description	Quoted Prices in Active markets for Identical Assets (Level 1)		Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Investments
Non U.S. Investment Companies	$—		$10,560,300	(a)	$—	$10,560,300
U.S. Investment Companies	—		16,628,051	(a)	—	16,628,051
Short Term Investments	8,637,712	(b)	—		—	8,637,712

Total Investments	$8,637,712		$27,188,351		$—	$35,826,063

(a)	All other industry classifications are identified in the Schedule of Investments.

(b)	Mutual fund investments that are sweep investments for cash balances in the Fund at March 31, 2012.

During the year ended March 31, 2012, there were no transfers between levels.

9.	Credit Line

The Company renewed its Credit Agreement with State Street Bank and Trust Company (“Bank”) as of October 28, 2011 (the same date the previous Credit Agreement expired). The Bank issued the Company a secured revolving line of credit in the amount of $10,000,000 limited to 15% of the Company’s net assets and other financial covenants as defined in the Agreement. Effective February 16, 2012, the line of credit was reduced to $8,000,000. The line of credit is secured by the Company’s assets. Outstanding balances on the credit facility accrue interest at the borrower’s option (A) or (B): (A) The higher of: overnight LIBOR plus 1.50%, or overnight Fed Funds plus 1.50% (interest payable monthly) or (B) LIBOR plus 1.50% for maturities of 30, 60, or 90 days (interest payable at the LIBOR maturity). Interest is computed and paid monthly. Unused portions of the credit facility accrue a non-usage fee computed monthly equal to an annual rate of 0.25 percent and is payable quarterly in arrears. The agreement can be terminated within 3 business days notice by the Borrower or it expires on October 26, 2012.

Any overdue principal of interest on the loan outstanding to the Borrower and all other overdue amounts payable bear interest, payable on demand, for each day from and including the date payment was due at a rate per annum equal to the sum of two percent (2%) above the overnight Rate (higher of (a) 1.50% above the overnight LIBOR rate and (b) 1.50% above the overnight LIBOR rate and (c) 1.50% above the Federal Funds Rate) until such amount shall be paid in full.

The secured revolving line of credit is intended for short-term liquidity and may not be used to provide investment leverage to the Company. The Company may not borrow continuously for more that 120 consecutive days.

As part of its borrowing arrangements, the Company is subject to various financial and operational covenants.

The Company did not borrow against its credit line during the year ended March 31, 2012.

10.	New Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

11.	Subsequent Events

The Company issued a tender offer on March 29, 2012 to shareholders who have held their shares for at least one year. Shareholders have tendered 287 shares, which will be redeemed based on the June 30, 2012 net asset value.

Effective April 1, 2012 the Adviser agreed to cap expenses at 1% of annual net assets, excluding advisory fees. This expense cap has no set duration.

Effective April 24, 2012, Cantor Fitzgerald Investment Advisers, LLC was approved by a majority of shareholders as the Company’s Investment Adviser.

Cantor Opportunistic Alternatives Fund, LLC

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Cantor Opportunistic Alternatives Fund, LLC

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cantor Opportunistic Alternatives Fund, LLC (formerly known as Cadogan Opportunistic Fund, LLC (the “Fund”) as of March 31, 2012, and the related statements of operations, and cash flows for the year then ended, the statement of changes in net assets for the two years in the period then ended and the financial highlights for each of the four years in the period then ended. The financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the period from August 1, 2007 through March 31, 2008 were audited by other auditors whose report thereon dated May 23, 2008, expressed an unqualified opinion.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2012 with management of the investment funds and confirmation with the custodian of the Fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cantor Opportunistic Alternatives Fund, LLC as of March 31, 2012, and the results of its operations and its cash flows for the year then ended, changes in its net assets for the two years then ended and the financial highlights for the four years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ EisnerAmper LLP

New York, New York

May 30, 2012

Cantor Opportunistic Alternatives Fund, LLC

Additional Information (Unaudited)

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities are available to stockholders (i) without charge, upon request by calling the Company collect at (212) 938-5000; and (ii) on the SEC’s Web site at www.sec.gov.

Board of Directors

The Prospectus includes additional information about the Company’s directors and is available upon request without charge by calling the Company collect at (212) 938-5000 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements,” which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may”, “will”, “believe”, “attempt”, “seem”, “think”, “ought”, “try” and other similar terms. The Company cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Stockholder Proxy Voting Results

A special meeting of stockholders was held on April 24, 2012. The matters considered at the meeting, together with the actual vote tabulations relating to such matters were as follows:

Approval of Advisory Agreement with Cantor Fitzgerald Investment Advisers, L.P.

Shares Voted
For	161,401.718
Votes in Favor (as % of votes present in person or by proxy)	100%
Votes Against	0
Abstain	0

Election of Mr. James M. Bond as Interested Director

Shares Voted
For	161,401.718
Votes in Favor (as % of votes present in person or by proxy)	100%
Votes Against	0
Abstain	0

Based upon votes required for approval, these matters passed.

Cantor Opportunistic Alternatives Fund, LLC

Board Approval of Advisory Agreement

In connection with its transition of investment advisory arrangements (the “Cantor Transition”) from Cadogan Management, LLC (“Cadogan”) to Cantor Fitzgerald Investment Advisors, L.P. (“CFIA”), the board of directors (the “Board”) of Cantor Opportunistic Alternatives Fund, LLC (the “Fund”) considered an interim investment advisory agreement with CFIA (the “Interim Agreement”) at an in-person Board meeting held on November 9, 2011, and considered a more permanent investment advisory agreement with CFIA (the “CFIA Advisory Agreement”) at in-person Board meetings held on December 2, 2011 and March 7, 20121. At the November 9, 2011, December 2, 2011 and March 7, 2012 meetings, the Board, in consideration of the Cantor Transition, determined that it was in the best interests of the Fund and its shareholders to appoint CFIA as the Fund’s investment adviser. Prior to any voting at these Board meetings, the directors reviewed the relevant investment advisory agreement with Fund counsel and with representatives of Cadogan and CFIA. The Fund’s directors also discussed the proposed approvals in executive sessions at which no representatives of Cadogan or CFIA were present.

Interim Agreement

•

The Board took note that Cadogan no longer planned to manage the Fund and that Fund management had considered other options, including retaining other investment advisers, seeking another strategic option, or liquidating the Fund. The Board found the continued operation of the Fund, under the management of CFIA, to be in the best interests of the Fund.

•

The Board considered that the services to be performed under the Interim Agreement would be the same as those currently provided by Cadogan and that at least the same level of expertise and resources was

[1]	The Board’s review and approval of the CFIA Advisory Agreement occurred primarily at the December 2, 2011 meeting. At its March 7, 2012 meeting, CFIA requested, and the Board approved, certain clean-up and other modifications to the form of agreement that had been previously approved at the December 2 meeting.

anticipated to be available to the Fund, including through certain senior Cadogan personnel who were joining Cantor as officers, employees or consultants.

•

Based on the information and representations they received from CFIA, the Directors concluded that CFIA and its affiliates have sufficient capitalization. CFIA also offered assurances that it would commit sufficient assets to reasonably support CFIA’s advisory business with respect to the Fund. Considering these factors, the Directors were satisfied that CFIA, together with the Cantor organization, had sufficient resources and intent to invest in the business and support the Fund’s operations.

•

The Board considered CFIA’s compliance profile and discussed proposed compliance staffing with CFIA personnel. The Directors acknowledged statements from CFIA personnel about its commitment to compliance matters and the importance of compliance to a firm’s reputation and therefore to its business success.

•

The Board reviewed comparative expense data relating to peer funds, and found that the Fund’s current expense ratio was competitive with such peer funds. Personnel of CFIA assured the Board that CFIA was committed to managing the Fund’s expenses and would review expense items carefully to identify possible savings and efficiencies. The Board noted these points and considered CFIA’s projected profitability under certain Fund asset sizes.

•

The Board considered the proposed advisory fee and incentive fee levels, which were the same as the current fees paid to Cadogan (an advisory fee at an annual rate of 1.0% of the Fund’s net asset value and an incentive fee equal to 5% of the Fund’s total annual profits), and found this fee to be fair and reasonable. In reaching its conclusion, the Board relied upon management’s analysis as to the fee’s competitiveness and referred also to market data included with the materials circulated for the meeting.

•

The Board noted that if the Fund’s assets increase over time, it was possible that the margins realized by the adviser would expand to the point that it would be appropriate to renegotiate fee terms so that shareholders participate in economies of scale. As such, the directors agreed to review the basis for the fee arrangements over time to consider whether economies of scale in the operation of the business should be shared between management and Fund shareholders.

•

The Board considered statements from management that a significant component of the business plan for the Fund going forward would be to expand its sales, with a goal to growing the Fund. The Board noted that such increased distribution efforts could benefit Fund shareholders by maintaining the Fund’s viability over time and potentially reducing the expense ratio.

•

The Board noted that, in the event that shareholders do not approve the CFIA Advisory Agreement, the Board would consider other alternatives, including seeking to renegotiate with CFIA, seeking another investment adviser, or the possible liquidation of the Fund.

CFIA Advisory Agreement

•

The Board noted that many of the factors discussed with respect to its review of the Interim Agreement are also applicable to consideration of the CFIA Advisory Agreement. In particular, the Board noted that the fee structure of the Fund would not change, and that many senior personnel that had responsibility for management of the Fund under the Cadogan Agreement have now transitioned to employment with CFIA.

•

In agreeing to the different form and text of the CFIA Advisory Agreement, the Board considered the entrepreneurial risk that CFIA was taking with respect to the Fund. The Board acknowledged that CFIA was devoting attention and resources to the Fund with the expectation that any material profitability to CFIA from the Fund would require a significant increase in the Fund’s assets.

•

The Board discussed the Fund’s fee structure with CFIA and, after considering whether alternative arrangements may be appropriate in light of various considerations (such as CFIA’s anticipated profitability, economic conditions, marketability, and competitiveness), approved the existing fee structure.

•

The Board interviewed and approved Mr. Gary Distell as the Fund’s new Chief Compliance Officer, and concluded that Mr. Distell appeared to have an adequate level of experience for the position. The Board favorably acknowledged Mr. Distell’s statements with respect to the level of resources CFIA intends to devote to the Fund’s compliance function.

•

The Board acknowledged Mr. Bond’s statements that the Cantor organization intends to make efforts to grow the Fund’s assets, and concluded that Mr. Bond’s qualifications and commitment as an additional interested director of the Fund.

•

The Board considered the terms of the CFIA Advisory Agreement that differ materially from either the Interim Agreement or the Cadogan Agreement and found such terms to be reasonable and acceptable. In particular, the Board found it appropriate that, in consideration of the change in the Fund’s investment adviser, CFIA not have liability and be indemnified by the Fund with respect to acts or omissions of Cadogan or Fund agreements or transactions entered into by Cadogan.

Based upon its review, the Board concluded that the terms of the Interim Agreement and CFIA Advisory Agreement were fair and reasonable and that the appointment of CFIA as the Fund’s investment adviser pursuant to these agreements, and the proposal that shareholders approve the CFIA Advisory Agreement, are in the best interests of the Fund.

Cantor Opportunistic Alternatives Fund, LLC

Directors and Officers

March 31,2012 (Unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
Independent Directors
Steven Krull (Born 1957) 110E.59th Street New York, NY 10022	Director	August 2006 to present	Professor of Finance at Hofstra University; Business Consultant.	1	Director, SkyBridge Multi-Adviser Hedge Fund Portfolios LLC; Director SkyBridge GII Fund, LLC; Triangle Fund LLC

Donald B. Romans (Born 1931) 110E.59th Street New York, NY 10022	Director	August 2006 to present	President, Romans & Company (private investment, financial consulting).	1	None

Paul McNamara (Born 1948) 110E.59th Street New York, NY 10022	Director	March 2010 to present	Partner, Institutional Investment Services Group, Lord Abbett & Co. LLC (retired September 2009)	1	Trustee, USAA Mutual Funds Trust (46 portfolios)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
Interested Directors
James Bond (Born 1970) 110E.59th Street New York, NY 10022	Director	December 2011 to present	Senior Managing Director and Chief Operating Officer Cantor Fitzgerald & Co. (Debt Capital Markets and Asset Management)(2)	1	None

Matthew Jenal(3) (Born 1956) 110E.59th Street New York, NY 10022	Director	August 2006 to present	Formerly Treasurer and Secretary of the Company until December 2011; formerly Senior Advisor, Cadogan Management, LLC from January 2010 to December 2011; formerly Chief Financial Officer, Cadogan Management, LLC until 2009.	1	None

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
Officers
John Trammell (Born 1957) 110 E.59th Street New York, NY 10022	President	May 2010 to present

From December 2011 to Present, Co-Head, Fund Advisory Service Department, Cantor Fitzgerald Investment Advisors, L.P.,

from 2009 to December 2011, Chief Executive Officer, Cadogan Management, LLC; from 2007 to 2009, President, Cadogan Management, LLC; from 2000 to 2007, Chief Executive Officer, Investor Select Advisors

				N/A	N/A

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
Marlena Kaplan (Born 1972) 110 E.59th Street New York, NY 10022	Treasurer and Secretary	December 2011 to present	From December 2011 to Present, Chief Financial Officer, Cantor Fitzgerald Investment Advisors, L.P., from November 2007 until December 2009, Senior Controller, Cadogan Management, LLC; from January 2010 until Present, Chief Financial Officer, Cadogan Management, LLC, from May 2006 until May 2011, Controller and Vice President of Operations at Onex Capital Management, L.P.	N/A	N/A

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
Gary Distell (Born 1963) 110 E.59th Street New York, NY 10022	Chief Compliance Officer	December 2011 to present	From February 2010 to Present, Chief Compliance Officer for the Americas and Head Broker-Dealer Regulator and Compliance Attorney, Cantor Fitzgerald, L.P. and affiliates; from July 2008 until January 2010, Partner, Katten Muchin Rosenman LLP; from December 1996 until June 2008, Senior Managing Director, Bear, Stearns & Co. Inc.	N/A	N/A

(1)	Term of office of each Director is indefinite.

(2)	Cantor Fitzgerald & Co. and Cantor Fitzgerald, L.P. are each an affiliate of Cantor Fitzgerald Investment Advisors, L.P.

(3)	Mr. Jenal is an interested Director because he was an officer of the Company until December 2011, and was also formerly an employee of Cadogan.

Cantor Opportunistic Alternatives Fund, LLC

Privacy Notice

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality. In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202-5207

BOARD OF DIRECTORS

James Bond*, Chairman of the Board

Steven Krull, Independent Director

Donald Romans, Independent Director

Paul McNamara, Independent Director

Matthew Jenal, Interested Director

OFFICERS

John Trammell*, President

Marlena Kaplan*, Secretary and Treasurer

Gary Distell*, Chief Compliance Officer

INVESTMENT ADVISER

Cantor Fitzgerald Investment Advisors, L.P.

499 Park Avenue

New York, NY 10022

LEGAL COUNSEL

Shearman & Sterling, LLP

599 Lexington Avenue

New York, NY 10022

*	Employed by Cantor Fitzgerald Investment Advisors, L.P.

CUSTODIAN

State Street Bank and Trust Company

4 Copley Place

5th Floor

Boston, MA 02116

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

EisnerAmper LLP

750 Third Avenue

New York, NY 10017

Item 2.    Code of Ethics.

(1)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The Registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the Registrant at 1-212-938-5000.

Item 3.     Audit Committee Financial Expert.

The Registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Donald Romans and Steven Krull are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4.     Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, tax planning, review of tax schedules, and signing of tax returns. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/2012	FYE 03/31/2011
Audit Fees	$100,000	$103,577
Audit-Related Fees	$ 0	$ 0
Tax Fees	$ 17,000	$ 16,000
All Other Fees	$ 0	$ 0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the Registrant’s principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 03/31/2012	FYE 03/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 03/31/2012	FYE 03/31/2011
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5.    Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)), and is comprised of Mr. Steven Krull and Mr. Donald Romans.

Item 6.    Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cantor Opportunistic Alternatives Fund, LLC

Proxy Voting Procedures

Cantor Opportunistic Alternatives Fund, LLC (the “Fund”), an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), has adopted these proxy voting procedures (the “Procedures”) in accordance with, and for the purpose of complying with, rules related to proxy voting promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

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Delegation of Proxy Voting. The Fund has delegated the responsibility for voting proxies of its underlying portfolio funds (or other underlying securities) to its investment adviser, an adviser registered with the SEC pursuant to the Advisers Act. The Fund’s investment adviser (“Adviser”), has adopted proxy-voting procedures, including those designed to address any material conflicts of interests between the Adviser and its clients (“Adviser Procedures”), which have been reviewed and approved by the Board of Directors of the Fund and are attached hereto.

Oversight. The Board of Directors of the Fund will consider the operations of the Procedures and the Adviser Procedures annually as part of the broader Rule 38a-1 annual chief compliance officer report.

Form N-PX. The Fund will cause Form N-PX to be filed by August 31 each year and will include proxy-voting information for the one-year period ending each June 30. Form N-PX is an annual filing of the Fund’s complete proxy voting record which requires information disclosing: (1) each proxy proposal subject matter; (2) if the proxy proposal was proposed by the issuer or a shareholder; (3) how the Fund cast its votes; and (4) if the vote cast was for or against management.

Disclosure of Proxy Procedures. The Fund will ensure that a description of its (and Adviser’s) proxy-voting procedures, including procedures related to proxy-voting conflicts of interest, are disclosed in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports.

Availability of Proxy Voting Procedures and Voting Record. The Fund will state in its Offering Memorandum (the Statement of Additional Information portion, if applicable) and shareholder reports that its proxy voting procedures and voting records are available free of charge directly from the Fund (or its designee) as well as from the SEC website. The Fund will make its proxy voting records available upon request by calling a toll-free or collect telephone number.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information is presented as of May 1, 2012:

Peter Hommeyer – Director of Research, CFIA

Mr. Hommeyer works with CFIA’s Research Team to identify, evaluate, and monitor hedge fund managers for CFIA as well as play a lead role in portfolio management. He has been with CFIA since 2011.

Clint Grady – Director of Quantitative Research, CFIA

Mr. Grady works with CFIA’s Research and Risk Teams to help evaluate and monitor hedge fund managers and CFIA’s fund of funds portfolios. He has been with CFIA since 2011.

(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio manager as of March 31, 2012.

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PORTFOLIO MANAGER	BENEFICIAL OWNERSHIP OF EQUITY SECURITIES IN THE COMPANY	NUMBER OF OTHER REGISTERED INVESTMENT COMPANIES MANAGED AND TOTAL ASSETS FOR SUCH ACCOUNTS	NUMBER OF OTHER POOLED INVESTMENT VEHICLES MANAGED AND TOTAL ASSETS FOR SUCH ACCOUNTS	NUMBER OF OTHER ACCOUNTS MANAGED AND TOTAL ASSETS FOR SUCH ACCOUNTS
Peter Hommeyer	$0	None	1 account with assets of $68,086,836	None
Clint Grady	$0	None	None	None

Potential Material Conflicts of Interests: The Adviser, Mr. Hommeyer and Mr. Grady may carry on investment activities for their own accounts and for those of their families and other clients in which the Company has no interest, and thus may have certain conflicts of interest. Furthermore, the Adviser acts as the investment adviser to accounts pursuing a range of investment strategies. The investment strategies are managed by a number of portfolio managers. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not for others. Investment decisions must be made only on the basis of the investment consideration relevant to the particular account for which a trade is being made.

The Adviser and the Company have adopted a Code of Ethics and policies and procedures that seek to ensure that clients’ accounts are not harmed by potential conflicts of interest. However, there is no guarantee that such procedures will detect and address each and every situation where a conflict arises.

(3)	Mr. Hommeyer and Mr. Grady, do not receive any direct compensation from the Registrant. The Registrant is managed by the Adviser. Mr. Hommeyer and Mr. Grady are full-time employees of CFIA and receive a fixed salary and discretionary bonus (based upon overall firm and his overall individual performance) for the services they provide. Neither Mr. Hommeyer nor Mr. Grady own any interest in CFIA or any of its affiliates.

(4)	As of May 1, 2012, Mr. Hommeyer and Mr. Grady do not beneficially own any equity securities in the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

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Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 10/01/11-10/31/11	0	0	0	0
Month #2 11/01/11-11/30/11	0	0	0	0
Month #3 12/01/11-12/31/11 *	110,389.40	$90.88	110,389.40	$27,597.35
Month #4 01/01/12-01/31/12	0	0	0	0
Month #5 02/01/12-02/29/12	0	0	0	0
Month #6 03/01/12-03/31/12 ^	278,058.55	$92.45	278,058.55	0

Total	388,447.95	$92.00	388,447.95	$27,597.35

*	The Fund issued a tender offer on September 26, 2011. The tender offer enabled up to 25% of the Fund’s outstanding shares as of December 30, 2010 to be redeemed by shareholders. The tendered shares were paid out at the December 30, 2011 net asset value per share.
^	The Fund issued a tender offer on December 22, 2011. The tender offer enabled up to 25% of the Fund’s outstanding shares as of March 30, 2011 to be redeemed by shareholders. The Board of Directors approved the redemption of all shares tendered, which exceeded 25% limitation. The tendered shares were paid out at the March 31, 2011 net asset value per share.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

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(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Cantor Opportunistic Alternatives Fund, LLC

By (Signature and Title /s/ John Trammell

John Trammell, President

Date June 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ John Trammell

John Trammell, President

Date June 7, 2012

(Signature and Title) /s/ Marlena Kaplan

Marlena Kaplan,Treasurer & Secretary

Date June 7, 2012

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